GREAT FINANCIAL CORPORATION

                      SPLIT DOLLAR LIFE INSURANCE AGREEMENT

     THIS AGREEMENT is entered into by and among Great Financial Corporation, a Delaware corporation ("GFC"), PNC Bank of Kentucky, Inc., as Trustee of the Great Financial Corporation Rabbi Trust (the "GFC RABBI TRUST"), PAUL BAKER (the "EMPLOYEE"), and PNC BANK OF KENTUCKY, Inc. as Trustee of the PAUL BAKER Irrevocable Trust.
                            1. PURPOSES OF AGREEMENT

1.1 GFC is a holding company of which Great Financial Bank, F.S.B., a Federal savings bank ("GFB"), is an affiliate. Employee is a valuable employee of GFB and is and will continue to be instrumental to the continued growth and profitability of both GFB and GFC. As such, both GFB and GFC have insurable interests in the Policy.

1.2 GFC wishes to retain and encourage Employee to remain in GFB's employ; therefore, GFC will provide additional employment related benefits to Employee. Employee would like to obtain additional life insurance death benefit protection to provide for Employee's family upon Employee's death. The parties have agreed to obtain and continue to provide life insurance death benefit protection for Employee.

1.3 GFC is willing to pay all of the premiums due on a life insurance policy insuring Employee's life subject to the terms and conditions set forth herein.

1.4 The Employee or a Trust established by the Employee for the benefit of Employee's family will own the life insurance policy acquired pursuant to this Agreement, and the owner will possess all incidents of ownership in and to the policy. The policy will be assigned to GFC as collateral to secure the repayment of GFC's interest in the policy.

1.5 The parties desire to have a full understanding of their mutual and respective obligations; accordingly, in consideration of their mutual agreements and covenants contained herein, the parties agree as follows:

                                 2. DEFINITIONS

As used in this Agreement:

2.1 "CAUSE" shall mean only the final, non-appealable conviction of or the Employee's plea of guilty or nolo contendre to a felony involving fraud, embezzlement, theft, or dishonesty or other criminal conduct against GFC or GFB.

2.2      "CHANGE IN CONTROL" shall mean the occurrence of any of the following:

         2.2(a) during any period of three consecutive years, individuals who at the beginning of such period constitute the Board of Directors of GFB cease for any reason to constitute a majority thereof unless the election or nomination for election of each new Director was approved by a vote of at least two-thirds of the Board members then still in office who were Board members at the beginning of the period or who were similarly nominated;

         2.2(b)  the  business  of  GFB  for  which   Employee's   services  are
principally performed is disposed of pursuant to a partial or complete liquidation of GFB, a sale of GFB's assets, or otherwise;

         2.2(c) GFB's or GFC's Board of Directors adopts a resolution to the effect that a Change in Control for purposes of this Agreement has occurred;

         2.2(d) an event that would be  required  to be  reported in response to item 1(a) of the current report on Form 8-K as in effect on the date of this Agreement, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 occurs;

         2.2(e) any "person" (as that term is used in Sections 13(d) or 14(d) of the Securities Exchange Act or 1934) is or becomes the "beneficial owner" (as that term is defined in Rule 13d-3 of the Securities Exchange Act of 1934), directly or indirectly, of GFB's securities representing 20 percent or more of GFB's outstanding securities except for any securities of GFB purchased by GFB's employee stock ownership plan and trust.

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         2.2(f)  GFB  approves,  adopts,  or  otherwise  consummates  a plan  of reorganization, merger, consolidation, sale of all or substantially all of GFB's assets or a similar transaction in which GFB is not the surviving entity; or

         2.2(g) a change in control that shall have occurred as described in 12 C.F.R. Section 574.4(a) or its successor regulations.

2.3 "COLLATERAL ASSIGNMENT" shall mean the Owner's assignment of the Policy to GFC as collateral pursuant to the assignment instrument attached hereto as Exhibit B and incorporated herein by reference.

2.4 "CORPORATE INTEREST" means GFC's interest in the Policy ( as set forth in Exhibit A, attached hereto and incorporated herein by reference) which GFC is to receive in the event of a Policy Rollout. Under no circumstances will the Corporate Interest be less than the cumulative Policy premiums that GFC has advanced pursuant to this Agreement.

2.5 "DEATH PROCEEDS" shall mean the face amount of the death benefit provided in the Policy, plus any increase in the death benefit from dividends, cash, or accumulation value as those terms may be defined in the Policy.

2.6 "ECONOMIC VALUE" means the lower of the PS-58 rate or the Insurer's current published premium rate for annually renewable term insurance for standard risks, assuming a death benefit equal to Employee's Death Benefit.

2.7 "EMPLOYEE'S DEATH BENEFIT" shall mean that Employee's death benefit as set forth in Exhibit A.

2.8 "GFC DEATH  BENEFIT"  shall mean GFC's death benefit as set forth in Exhibit
A.

2.9 "INSURER" shall mean the insurance company identified in Exhibit A.

2.10 "OWNER" shall mean the Employee or a Trust established for the benefit of Employee's family, as the case may be.

2.11 "POLICY" shall mean the life insurance policy (identified in Exhibit A) on the Employee's life.

2.12 "POLICY ROLLOUT" shall mean the procedure by which GFC receives its Corporate Interest in the Policy and by which the Owner receives its interest in the Policy in the event this Agreement is terminated for reasons other than the Employee's death.

2.13 "ROLLOUT AGE" shall mean the end of the policy year in which Employee reaches insurance age sixty-five.
                                  3. THE POLICY

3.1 APPLICATION FOR INSURANCE. The Owner has obtained the Policy issued by the Insurer in an initial face amount of Three Million Nine Hundred Thirty Five Thousand Four Hundred Ninety Eight Dollars ($ 3,935,498.00). The parties hereto have taken all necessary action to cause Insurer to issue the Policy and will take any additional actions necessary to cause the Policy to comply with this Agreement's provisions.

3.2 ASSIGNMENT OF POLICY. The Owner has assigned the Policy to GFC pursuant to the Collateral Assignment, which secures the repayment to GFC of its Corporate Interest in the Policy arising pursuant to this Agreement. The Owner will file the Collateral Assignment with the Insurer.

                               4. POLICY OWNERSHIP

4.1 POLICY OWNERSHIP. The Owner will be the Policy's sole and absolute owner, including any supplemental riders and endorsements, and may exercise all ownership rights granted by the Policy's terms, except as otherwise expressly provided herein.

4.2 GFC'S RIGHTS AND DUTIES. GFC's rights and duties in the Policy will be limited to the following:

         4.2(a) The right to receive the GFC Death Benefit at the Employee's death;

         4.2(b) The right to receive its Corporate Interest after a Policy Rollout, as hereinafter provided;

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         4.2(c) The right to physical possession of the Policy;

         4.2(d) The duty to release the Collateral Assignment after GFC receives its Corporate Interest; and

         4.4(e) The duty to make the Policy reasonably available to the Owner and Insurer at their request.

4.3 GFC will have no right to borrow against the Policy, except as expressly permitted herein.

4.4 OWNER'S RIGHTS. As Policy owner, the Owner will retain all other Policy rights that this Agreement has not expressly granted to GFC, including, but not limited to, the following:

         4.4(a) The right to succeed to full ownership of the Policy's cash values upon satisfaction of the Corporate Interest following a Policy Rollout;

         4.4(b) The right to designate and change the beneficiary(ies) of the Employee Death Benefit as hereinafter provided;

         4.4(c)   The right to assign its rights in the Policy.

4.5 Notwithstanding anything in this Agreement to the contrary, the Owner will have no right to borrow against the Policy before Policy Rollout.

4.6 Application of Dividends. Policy dividends may be used to pay premiums or to purchase paid-up additional insurance protection.

                               5. PREMIUM PAYMENTS

5.1 PREMIUM PAYMENTS. On or before each Policy premium's due date, or within the grace period granted therein, GFC or the GFC Rabbi Trust or both, as the case may be, will be obligated to pay to the Insurer the Policy premiums (including the cost associated with all supplemental riders and endorsements) according to the schedule of planned annual premiums set forth in the Policy. GFC's and the GFC Rabbi Trust's obligation to pay the aforesaid Policy premiums will continue in full force and effect, unless GFB terminates Employee's employment for "Cause."

5.2 CHANGE IN CONTROL. Upon a Change of Control, GFC shall immediately make an irrevocable contribution to the GFC Rabbi Trust in an amount that is sufficient to pay all of the then remaining Policy premiums.

5.3 NOTICE TO OWNER. Upon receipt of Owner's written request, GFC will promptly furnish the Owner evidence of its timely payment of Policy premiums.

5.4 CURRENT TAXATION OF PREMIUMS. Each taxable year, Employee will include in his or her gross income, for Federal and, if applicable, state income tax purposes, the Economic Value attributable to the life insurance protection this Agreement provides for Employee during such taxable year.

                                6. DEATH BENEFITS

6.1 EMPLOYEE'S DEATH BENEFIT. If Employee dies before Policy Rollout, Employee's designated beneficiary(ies) set forth in the Policy will be entitled to receive Employee's Death Benefit shown on Exhibit A or as adjusted because of Policy dividends or because the assumptions utilized by the Insurer to generate the values shown on Exhibit A have changed since the date this Agreement was executed.

6.2 GFC DEATH BENEFIT. If Employee dies before Policy Rollout, GFC will be entitled to receive the GFC Death Benefit as shown on Exhibit A or as adjusted because of Policy dividends or because the assumptions utilized by the Insurer to generate the values shown on Exhibit A have changed since the date this Agreement was executed.

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                           7. TERMINATION OF AGREEMENT

7.1 TERMINATION OF AGREEMENT. This Agreement will terminate, without notice and without any further action by the parties hereto, upon GFB's termination of the Employee's employment for "Cause."

7.2 FORFEITURES. Notwithstanding anything in this Agreement to the contrary, Owner will forfeit all rights to the Policy if GFB terminates Employee's employment for "Cause," in which case Owner will be required to execute any document or documents required by Insurer to transfer the policy to GFC. Notwithstanding the foregoing, Employee will not be deemed to have been terminated for Cause unless and until there shall have been delivered to Employee a copy of a resolution duly adopted by GFB's Board of Directors at a meeting of GFB's Board called and held for that purpose, finding that in the good faith opinion of GFB's Board, GFB has cause for terminating Employee and specifying the particulars thereof in detail. Should Employee dispute whether he was terminated for Cause, then GFB, GFC, and the Employee will enter immediately into arbitration as provided hereinafter.

                                8. POLICY ROLLOUT

8.1 TIMES FOR POLICY ROLLOUT. Policy Rollout will occur when the Employee reaches Rollout Age.

8.2 POLICY ROLLOUT PROCEDURE. To accomplish the Policy Rollout, GFC and the Owner will apply to Insurer to split the Policy into two separate life insurance policies. One policy will provide a death benefit for GFC and will have a cash value equal to GFC's Corporate Interest in such amounts as set forth in Exhibit A or as adjusted because of Policy dividends or because the assumptions utilized by the Insurer to generate the values listed on Exhibit A have changed since the date this Agreement was executed (the "FIRST POLICY"). The other policy will have the remaining cash surrender value and death benefits of the original Policy, as set forth in Exhibit A or as adjusted if because of Policy dividends or because the assumptions utilized by the Insurer to generate the values listed on Exhibit A have changed since the date this Agreement was executed (the "SECOND POLICY"). Ownership of the First Policy will be transferred to GFC, and upon receipt of First Policy, GFC will execute all document(s) required by Insurer to release the Collateral Assignment. The First Policy will be free and clear of any obligation to Owner, and GFC may, in its sole discretion, hold First Policy or surrender it for its cash value without notice to or permission from the Owner. Ownership of the Second Policy will be transferred to Owner and will be free and clear from any obligations to GFC.

                     9. ADMINISTRATION AND CLAIMS PROCEDURE

9.1 PLAN ADMINISTRATION. The Compensation Committee of GFB will serve as the administrator for this Agreement; provided, however, that a member of such Committee will take no action with respect to his or her own benefit.

9.2 AUTHORITY OF ADMINISTRATOR. The Compensation Committee will have all power and authority necessary to carry out the provisions of this Agreement. The Compensation Committee will have the full power to interpret and construe this Agreement and to delegate administrative duties to such persons as it sees fit. All costs involved in administration of this Agreement will be borne by GFB.

9.3 CLAIMS. Any person claiming a benefit or requesting an interpretation or ruling under this Agreement shall present the request in writing to the Compensation Committee.

9.4 DENIAL OF CLAIMS. The Compensation Committee shall make all determinations as to the right of any person to a benefit under this Agreement. If any claim is wholly or partially denied, the claimant shall be notified of such decision thirty (30) days after the Compensation Committee received the claim. The Compensation Committee will provide to every claimant who is denied a claim for benefits written notice setting forth:

         9.4(a)   The specific reason(s) for the denial;

         9.4(b) Specific reference to pertinent provisions of this Agreement upon which the denial is based;

         9.4(c) A description of any additional information necessary for the claimant to perfect the claim, and an explanation of why such material or information is necessary; and

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     9.4(d) An explanation of the claim review procedure under this Agreement.

9.5 REVIEW OF CLAIM. A claimant shall have sixty (60) days following his or her receipt of the claim denial to file with the Compensation Committee a written request for GFB's Board of Directors (excluding claimant should claimant then be serving as a member of the Board of Directors) to review the claim. All such requests will be written and will state the reason for the claimant's disagreement with the decision. A claimant's failure to request the Board of Directors review of the decision within the aforesaid sixty (60) day period will be deemed a waiver of the claiman's right to reconsideration of the Compensation Committee's decision. Such failure will not, however, preclude the claimant from establishing his entitlement at a later date based on additional information and evidence not available to claimant at the time of the Compensation Committee's decision. A decision by the Board of Directors will be made not later than 60 days after its receipt of a request for review. The claimant will be advised of the Board's decision in writing.

9.6 FINAL DECISION. Should the claimant dispute the Board of Director's decision about the claimant's entitlement to benefits provided by this Agreement, then claimant, GFC, and GFB will enter immediately into arbitration as provided hereinafter.

                                 10. ARBITRATION

10.1 ISSUES TO BE ARBITRATED. The parties agree to submit all disputed issues to final and binding arbitration; except for those issues requiring extraordinary relief that may only be obtained by the issuance of a restraining order, injunction or similar type of equitable relief. A "disputed issue" means any disagreement in regard to any of the terms and conditions of this Agreement, and any dispute between the parties concerning their relationships, issues involving an accounting, and the right to recision, as well as any issues not directly covered by this Agreement.

10.2 PROHIBITION OF COURT APPEAL. Any dispute, as defined above, and which is subject to arbitration will not be subject to appeal to any court except to permit a party to seek court enforcement of any arbitration award rendered hereunder.

10.3 SELECTION OF ARBITRATOR. If the parties agree to the appointment of a single arbitrator, then the single arbitrator will determine and decide any dispute arising hereunder. If the parties cannot agree to the selection of a single arbitrator, then each party will designate an attorney to serve as an arbitrator, and the selected attorneys will select an arbitrator, who is a certified public accountant, to be the third arbitrator. The arbitrator(s) will establish rules for the conduct of the arbitration consistent with the rules of the American Arbitration Association, and KRS 417.050 et. seq. The arbitrator(s) will be impartial and will have no prior or present relationship with any of the parties. The arbitration hearing and proceedings will take place in the State of Kentucky, and will be enforceable in the State of Kentucky. The arbitrator(s) will be empowered to hear, conclusively determine and resolve all claims and disputes between the parties. Arbitration fees and expenses will be shared equally by the parties to the arbitration, unless otherwise agreed by the arbitrator(s).

10.4 CONFIDENTIALITY. The parties agree that all matters to be arbitrated and the arbitration award will be maintained on a confidential basis. All issues and the results thereof will not be disclosed by the parties or their representatives, and the parties and their representatives will not report any of their proceedings to the public. These provisions will not prohibit any party from securing witnesses, experts, or other advisors as is necessary in order for the parties to present their case, etc.

                    11. AGREEMENT DRAFTED BY GFC'S ATTORNEYS

The parties each acknowledge that GFC's counsel, Lynch, Cox, Gilman & Mahan, P.S.C., prepared this Agreement at their joint request. The parties consent to such representation, and they acknowledge that they have been advised that possible conflicts may exist between them, that each has had an opportunity to seek the advice of independent counsel, and they have received no representations from counsel as to the economic fairness and the material consequences affecting the transactions contemplated by this Agreement. Further, the parties acknowledge that in the event of any dispute, counsel will represent the interests of GFC and not any party in opposition thereto.

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                                   12. NOTICES

Any and all notices, requests, or communications required or permitted to be given pursuant to this Agreement will be written and signed by the appropriate party and will be deemed to have been given when delivered personally to the party to be notified or when deposited in the United States mail, postage prepaid, registered or certified mail, return receipt requested, addressed as follows:

         To Employee at: 329 West Main Street
                         Suite 1900
                         Louisville, KY. 40202

         If applicable, To Trustee at: Citizens Plaza
                                       Lousiville, KY. 40202

         To GFC: 329 West Main Street
                 Suite 1900
                 Louisville, KY. 40202


Any party may change the address to which such notices, etc. are to be directed to them, by giving notice to the other party hereto in the manner set forth above.

                          13. MISCELLANEOUS PROVISIONS

13.1 INSURER NOT A PARTY. Insurer will be fully discharged from its obligations under the Policy by payment of the Policy death benefit to the beneficiary(ies) named in the Policy, subject to the Policy's terms and conditions. Under no circumstances will Insurer be considered a party to this Agreement or subsequent modifications or amendments of it, if any. Further, no provision of this Agreement, or subsequent modifications or amendments of it, will in any way be construed as varying or otherwise affecting the Insurer's obligations as expressly provided in the Policy, except insofar as this Agreement's provisions are made part of the Policy by the Collateral Assignment filed with Insurer in connection herewith.

13.2 ACKNOWLEDGEMENT REGARDING EXHIBIT A. The parties hereto expressly acknowledge and agree that the projections and results for the Owner and for GFC illustrated on Exhibit A represent mere estimates and may be adjusted because of Policy dividends or because the assumptions utilized by the Insurer to generate the values shown on Exhibit A have changed since the date this Agreement was executed.

13.3 MODIFICATION. No change or modification to this Agreement will be valid, unless in writing and signed by all the parties hereto, or their respective successors or permitted assigns.

13.4 GOVERNING LAW. This Agreement will be deemed to be made under and will be construed in accordance with the laws of the State of Kentucky.

13.5 INTERPRETATION. The parties intend that this Agreement be interpreted consistent with its being a welfare benefit plan for a select group of management and highly compensated employees.

13.6 ENTIRE AGREEMENT. This Agreement contains the entire understanding and agreement between the parties hereto with respect to the matters set forth herein and supersedes any prior understandings and agreements among them with respect to the same.

13.7 WAIVER. The failure of any party hereto to insist upon strict performance of a covenant or condition in this Agreement will not be a waiver of his right to demand strict compliance therewith in the future.

13.8 SEVERABILITY. The invalidity or unenforceability of a particular provision of this Agreement will not affect the other provisions hereof, and the Agreement will be construed in all respects as if such invalid or unenforceable provisions were omitted.

13.9 BENEFITS. All benefits payable pursuant to this Agreement will be payable only from the Policy and only to the extent provided in Policy.

13.10 PARTIES BOUND. This Agreement will be binding upon and inure to the benefit of the parties hereto, their heirs, legal representatives, successors and permitted assigns of the parties.

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13.11 THIRD PARTY BENEFICIARIES. This Agreement does not create, and will not be construed as creating, any rights enforceable by any person not a party to this Agreement.

13.12 SECTION HEADINGS. The section headings contained herein are for the purposes of convenience only, and will not be deemed to constitute a part of this Agreement or to affect the meaning or interpretation of this Agreement in any way.

     In order to evidence their understanding of and agreement to all the terms and conditions of this Agreement, the parties have executed multiple copies of this instrument, each one of which, when signed by all the parties, will be considered an original.

Date: March 28, 1997.


GREAT FINANCIAL CORPORATION               IRREVOCABLE TRUST

                                          PNC Bank, KY., Inc. Trustee
By:  /S/ RICHARD M. KLAPHEKE              By: /S/ MAJORIE L. BASSLET

Title: EVP/CFO                            Title: V. P. & TRUST OFFICER



PNC BANK KENTUCKY, INC.,
TRUSTEE OF THE GFC RABBI TRUST


By:  /S/ MAJORIE L. BASSLET               /S/ PAUL  BAKER
                                          Employee
Title: V. P. & TRUST OFFICER


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                           GREAT FINANCIAL CORPORATION

                      SPLIT DOLLAR LIFE INSURANCE AGREEMENT

     THIS AGREEMENT is entered into by and among Great Financial Corporation, a Delaware corporation ("GFC"), PNC Bank of Kentucky, Inc., as Trustee of the Great Financial Corporation Rabbi Trust (the "GFC RABBI TRUST"), ARTHUR L. HARRELD (the "EMPLOYEE"), and OWENSBORO NATIONAL BANK as Trustee of the ARTHUR
L. HARRELD Irrevocable Trust, dated March 27, 1997.

                            1. PURPOSES OF AGREEMENT

1.1 GFC is a holding company of which Great Financial Bank, F.S.B., a Federal savings bank ("GFB"), is an affiliate. Employee is a valuable employee of GFB and is and will continue to be instrumental to the continued growth and profitability of both GFB and GFC. As such, both GFB and GFC have insurable interests in the Policy.

1.2 GFC wishes to retain and encourage Employee to remain in GFB's employ; therefore, GFC will provide additional employment related benefits to Employee. Employee would like to obtain additional life insurance death benefit protection to provide for Employee's family upon Employee's death. The parties have agreed to obtain and continue to provide life insurance death benefit protection for Employee.

1.3 GFC is willing to pay all of the premiums due on a life insurance policy insuring Employee's life subject to the terms and conditions set forth herein.

1.4 The Employee or a Trust established by the Employee for the benefit of Employee's family will own the life insurance policy acquired pursuant to this Agreement, and the owner will possess all incidents of ownership in and to the policy. The policy will be assigned to GFC as collateral to secure the repayment of GFC's interest in the policy.

1.5 The parties desire to have a full understanding of their mutual and respective obligations; accordingly, in consideration of their mutual agreements and covenants contained herein, the parties agree as follows:

                                 2. DEFINITIONS

As used in this Agreement:

2.1 "CAUSE" shall mean only the final, non-appealable conviction of or the Employee's plea of guilty or nolo contendre to a felony involving fraud, embezzlement, theft, or dishonesty or other criminal conduct against GFC or GFB.

2.2 "CHANGE IN CONTROL" shall mean the occurrence of any of the following:

         2.2(a) during any period of three consecutive years, individuals who at the beginning of such period constitute the Board of Directors of GFB cease for any reason to constitute a majority thereof unless the election or nomination for election of each new Director was approved by a vote of at least two-thirds of the Board members then still in office who were Board members at the beginning of the period or who were similarly nominated;

         2.2(b)  the  business  of  GFB  for  which   Employee's   services  are
principally performed is disposed of pursuant to a partial or complete liquidation of GFB, a sale of GFB's assets, or otherwise;

         2.2(c) GFB's or GFC's Board of Directors adopts a resolution to the effect that a Change in Control for purposes of this Agreement has occurred;

         2.2(d) an event that would be  required  to be  reported in response to item 1(a) of the current report on Form 8-K as in effect on the date of this Agreement, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 occurs;

         2.2(e) any "person" (as that term is used in Sections 13(d) or 14(d) of the Securities Exchange Act or 1934) is or becomes the "beneficial owner" (as that term is defined in Rule 13d-3 of the Securities Exchange Act of 1934), directly or indirectly, of GFB's securities representing 20 percent or more of GFB's outstanding securities except for any securities of GFB purchased by GFB's employee stock ownership plan and trust.

         2.2(f) GFB approves, adopts, or otherwise consummates a plan of reorganization, merger, consolidation, sale of all or substantially all of GFB's assets or a similar transaction in which GFB is not the surviving entity; or

         2.2(g) a change in control that shall have occurred as described in 12 C.F.R. Section 574.4(a) or its successor regulations.

2.3 "COLLATERAL ASSIGNMENT" shall mean the Owner's assignment of the Policy to GFC as collateral pursuant to the assignment instrument attached hereto as Exhibit B and incorporated herein by reference.

2.4 "CORPORATE INTEREST" means GFC's interest in the Policy ( as set forth in Exhibit A, attached hereto and incorporated herein by reference) which GFC is to receive in the event of a Policy Rollout. Under no circumstances will the Corporate Interest be less than the cumulative Policy premiums that GFC has advanced pursuant to this Agreement.

2.5 "DEATH PROCEEDS" shall mean the face amount of the death benefit provided in the Policy, plus any increase in the death benefit from dividends, cash, or accumulation value as those terms may be defined in the Policy.

2.6 "ECONOMIC VALUE" means the lower of the PS-58 rate or the Insurer's current published premium rate for annually renewable term insurance for standard risks, assuming a death benefit equal to Employee's Death Benefit.

2.7 "EMPLOYEE'S DEATH BENEFIT" shall mean that Employee's death benefit as set forth in Exhibit A.

2.8 "GFC DEATH  BENEFIT"  shall mean GFC's death benefit as set forth in Exhibit
A.

2.9 "INSURER" shall mean the insurance company identified in Exhibit A.

2.10 "OWNER" shall mean the Employee or a Trust established for the benefit of Employee's family, as the case may be.

2.11 "POLICY" shall mean the life insurance policy (identified in Exhibit A) on the Employee's life.

2.12 "POLICY ROLLOUT" shall mean the procedure by which GFC receives its Corporate Interest in the Policy and by which the Owner receives its interest in the Policy in the event this Agreement is terminated for reasons other than the Employee's death.

2.13 "ROLLOUT AGE" shall mean the end of the policy year in which Employee reaches insurance age sixty-five.

                                  3. THE POLICY

3.1 APPLICATION FOR INSURANCE. The Owner has obtained the Policy issued by the Insurer in an initial face amount of One Million Three Hundred Ninety Six Thousand Nine Hundred Twelve Dollars ($ 1,396,912.00). The parties hereto have taken all necessary action to cause Insurer to issue the Policy and will take any additional actions necessary to cause the Policy to comply with this Agreement's provisions.

3.2 ASSIGNMENT OF POLICY. The Owner has assigned the Policy to GFC pursuant to the Collateral Assignment, which secures the repayment to GFC of its Corporate Interest in the Policy arising pursuant to this Agreement. The Owner will file the Collateral Assignment with the Insurer.

                               4. POLICY OWNERSHIP

4.1 POLICY OWNERSHIP. The Owner will be the Policy's sole and absolute owner, including any supplemental riders and endorsements, and may exercise all ownership rights granted by the Policy's terms, except as otherwise expressly provided herein.

4.2 GFC's Rights and Duties. GFC's rights and duties in the Policy will be limited to the following:

         4.2(a) The right to receive the GFC Death Benefit at the Employee's death;

         4.2(b) The right to receive its Corporate Interest after a Policy Rollout, as hereinafter provided;

         4.2(c) The right to physical possession of the Policy;

         4.2(d) The duty to release the Collateral Assignment after GFC receives its Corporate Interest; and

         4.4(e) The duty to make the Policy reasonably available to the Owner and Insurer at their request.

4.3 GFC will have no right to borrow against the Policy, except as expressly permitted herein.

4.4 OWNER'S RIGHTS. As Policy owner, the Owner will retain all other Policy rights that this Agreement has not expressly granted to GFC, including, but not limited to, the following:

         4.4(a) The right to succeed to full ownership of the Policy's cash values upon satisfaction of the Corporate Interest following a Policy Rollout;

         4.4(b) The right to designate and change the beneficiary(ies) of the Employee Death Benefit as hereinafter provided;

         4.4(c) The right to assign its rights in the Policy.

4.5 Notwithstanding anything in this Agreement to the contrary, the Owner will have no right to borrow against the Policy before Policy Rollout.

4.6 APPLICATION OF DIVIDENDS. Policy dividends may be used to pay premiums or to purchase paid-up additional insurance protection.

                               5. PREMIUM PAYMENTS

5.1 PREMIUM PAYMENTS. On or before each Policy premium's due date, or within the grace period granted therein, GFC or the GFC Rabbi Trust or both, as the case may be, will be obligated to pay to the Insurer the Policy premiums (including the cost associated with all supplemental riders and endorsements) according to the schedule of planned annual premiums set forth in the Policy. GFC's and the GFC Rabbi Trust's obligation to pay the aforesaid Policy premiums will continue in full force and effect, unless GFB terminates Employee's employment for "Cause."

5.2 CHANGE IN CONTROL. Upon a Change of Control, GFC shall immediately make an irrevocable contribution to the GFC Rabbi Trust in an amount that is sufficient to pay all of the then remaining Policy premiums.

5.3 NOTICE TO OWNER. Upon receipt of Owner's written request, GFC will promptly furnish the Owner evidence of its timely payment of Policy premiums.

5.4 CURRENT TAXATION OF PREMIUMS. Each taxable year, Employee will include in his or her gross income, for Federal and, if applicable, state income tax purposes, the Economic Value attributable to the life insurance protection this Agreement provides for Employee during such taxable year.

                                6. DEATH BENEFITS

6.1 EMPLOYEE'S DEATH BENEFIT. If Employee dies before Policy Rollout, Employee's designated beneficiary(ies) set forth in the Policy will be entitled to receive Employee's Death Benefit shown on Exhibit A or as adjusted because of Policy dividends or because the assumptions utilized by the Insurer to generate the values shown on Exhibit A have changed since the date this Agreement was executed.

6.2 GFC DEATH BENEFIT. If Employee dies before Policy Rollout, GFC will be entitled to receive the GFC Death Benefit as shown on Exhibit A or as adjusted because of Policy dividends or because the assumptions utilized by the Insurer to generate the values shown on Exhibit A have changed since the date this Agreement was executed.

                           7. TERMINATION OF AGREEMENT

7.1 TERMINATION OF AGREEMENT. This Agreement will terminate, without notice and without any further action by the parties hereto, upon GFB's termination of the Employee's employment for "Cause."

7.2 FORFEITURES. Notwithstanding anything in this Agreement to the contrary, Owner will forfeit all rights to the Policy if GFB terminates Employee's employment for "Cause," in which case Owner will be required to execute any document or documents required by Insurer to transfer the policy to GFC. Notwithstanding the foregoing, Employee will not be deemed to have been terminated for Cause unless and until there shall have been delivered to Employee a copy of a resolution duly adopted by GFB's Board of Directors at a meeting of GFB's Board called and held for that purpose, finding that in the good faith opinion of GFB's Board, GFB has cause for terminating Employee and specifying the particulars thereof in detail. Should Employee dispute whether he was terminated for Cause, then GFB, GFC, and the Employee will enter immediately into arbitration as provided hereinafter.

                                8. POLICY ROLLOUT

8.1 TIMES FOR POLICY ROLLOUT. Policy Rollout will occur when the Employee reaches Rollout Age.

8.2 POLICY ROLLOUT PROCEDURE. To accomplish the Policy Rollout, GFC and the Owner will apply to Insurer to split the Policy into two separate life insurance policies. One policy will provide a death benefit for GFC and will have a cash value equal to GFC's Corporate Interest in such amounts as set forth in Exhibit A or as adjusted because of Policy dividends or because the assumptions utilized by the Insurer to generate the values listed on Exhibit A have changed since the date this Agreement was executed (the "First Policy"). The other policy will have the remaining cash surrender value and death benefits of the original Policy, as set forth in Exhibit A or as adjusted if because of Policy dividends or because the assumptions utilized by the Insurer to generate the values listed on Exhibit A have changed since the date this Agreement was executed (the "Second Policy"). Ownership of the First Policy will be transferred to GFC, and upon receipt of First Policy, GFC will execute all document(s) required by Insurer to release the Collateral Assignment. The First Policy will be free and clear of any obligation to Owner, and GFC may, in its sole discretion, hold First Policy or surrender it for its cash value without notice to or permission from the Owner. Ownership of the Second Policy will be transferred to Owner and will be free and clear from any obligations to GFC.

                     9. ADMINISTRATION AND CLAIMS PROCEDURE

9.1 PLAN ADMINISTRATION. The Compensation Committee of GFB will serve as the administrator for this Agreement; provided, however, that a member of such Committee will take no action with respect to his or her own benefit.

9.2 AUTHORITY OF ADMINISTRATOR. The Compensation Committee will have all power and authority necessary to carry out the provisions of this Agreement. The Compensation Committee will have the full power to interpret and construe this Agreement and to delegate administrative duties to such persons as it sees fit. All costs involved in administration of this Agreement will be borne by GFB.

9.3 CLAIMS. Any person claiming a benefit or requesting an interpretation or ruling under this Agreement shall present the request in writing to the Compensation Committee.

9.4 DENIAL OF CLAIMS. The Compensation Committee shall make all determinations as to the right of any person to a benefit under this Agreement. If any claim is wholly or partially denied, the claimant shall be notified of such decision thirty (30) days after the Compensation Committee received the claim. The Compensation Committee will provide to every claimant who is denied a claim for benefits written notice setting forth:

         9.4(a) The specific reason(s) for the denial;

         9.4(b) Specific reference to pertinent provisions of this Agreement upon which the denial is based;

         9.4(c) A description of any additional information necessary for the claimant to perfect the claim, and an explanation of why such material or information is necessary; and

     9.4(d) An explanation of the claim review procedure under this Agreement.

9.5 REVIEW OF CLAIM. A claimant shall have sixty (60) days following his or her receipt of the claim denial to file with the Compensation Committee a written request for GFB's Board of Directors (excluding claimant should claimant then be serving as a member of the Board of Directors) to review the claim. All such requests will be written and will state the reason for the claimant's disagreement with the decision. A claimant's failure to request the Board of Directors review of the decision within the aforesaid sixty (60) day period will be deemed a waiver of the claimant's right to reconsideration of the Compensation Committee's decision. Such failure will not, however, preclude the claimant from establishing his entitlement at a later date based on additional information and evidence not available to claimant at the time of the Compensation Committee's decision. A decision by the Board of Directors will be made not later than 60 days after its receipt of a request for review. The claimant will be advised of the Board's decision in writing.

9.6 FINAL DECISION. Should the claimant dispute the Board of Director's decision about the claimant's entitlement to benefits provided by this Agreement, then claimant, GFC, and GFB will enter immediately into arbitration as provided hereinafter.

                                 10. ARBITRATION

10.1 ISSUES TO BE ARBITRATED. The parties agree to submit all disputed issues to final and binding arbitration; except for those issues requiring extraordinary relief that may only be obtained by the issuance of a restraining order, injunction or similar type of equitable relief. A "disputed issue" means any disagreement in regard to any of the terms and conditions of this Agreement, and any dispute between the parties concerning their relationships, issues involving an accounting, and the right to recision, as well as any issues not directly covered by this Agreement.

10.2 PROHIBITION OF COURT APPEAL. Any dispute, as defined above, and which is subject to arbitration will not be subject to appeal to any court except to permit a party to seek court enforcement of any arbitration award rendered hereunder.

10.3 SELECTION OF ARBITRATOR. If the parties agree to the appointment of a single arbitrator, then the single arbitrator will determine and decide any dispute arising hereunder. If the parties cannot agree to the selection of a single arbitrator, then each party will designate an attorney to serve as an arbitrator, and the selected attorneys will select an arbitrator, who is a certified public accountant, to be the third arbitrator. The arbitrator(s) will establish rules for the conduct of the arbitration consistent with the rules of the American Arbitration Association, and KRS 417.050 et. seq. The arbitrator(s) will be impartial and will have no prior or present relationship with any of the parties. The arbitration hearing and proceedings will take place in the State of Kentucky, and will be enforceable in the State of Kentucky. The arbitrator(s) will be empowered to hear, conclusively determine and resolve all claims and disputes between the parties. Arbitration fees and expenses will be shared equally by the parties to the arbitration, unless otherwise agreed by the arbitrator(s).

10.4 CONFIDENTIALITY. The parties agree that all matters to be arbitrated and the arbitration award will be maintained on a confidential basis. All issues and the results thereof will not be disclosed by the parties or their representatives, and the parties and their representatives will not report any of their proceedings to the public. These provisions will not prohibit any party from securing witnesses, experts, or other advisors as is necessary in order for the parties to present their case, etc.

                    11. AGREEMENT DRAFTED BY GFC'S ATTORNEYS

The parties each acknowledge that GFC's counsel, Lynch, Cox, Gilman & Mahan, P.S.C., prepared this Agreement at their joint request. The parties consent to such representation, and they acknowledge that they have been advised that possible conflicts may exist between them, that each has had an opportunity to seek the advice of independent counsel, and they have received no representations from counsel as to the economic fairness and the material consequences affecting the transactions contemplated by this Agreement. Further, the parties acknowledge that in the event of any dispute, counsel will represent the interests of GFC and not any party in opposition thereto.

                                   12. NOTICES

Any and all notices, requests, or communications required or permitted to be given pursuant to this Agreement will be written and signed by the appropriate party and will be deemed to have been given when delivered personally to the party to be notified or when deposited in the United States mail, postage prepaid, registered or certified mail, return receipt requested, addressed as follows:

         To Employee at: 4112 Hunting Creek Drive
                         Owensboro, KY. 42303


         If applicable, To Trustee at: P.O. Box 10001
                                       Owensboro, KY. 42302

         To GFC: 329 West Main Street
                 Suite 1900
                 Louisville, KY. 40202


Any party may change the address to which such notices, etc. are to be directed to them, by giving notice to the other party hereto in the manner set forth above.

                          13. MISCELLANEOUS PROVISIONS

13.1 INSURER NOT A PARTY. Insurer will be fully discharged from its obligations under the Policy by payment of the Policy death benefit to the beneficiary(ies) named in the Policy, subject to the Policy's terms and conditions. Under no circumstances will Insurer be considered a party to this Agreement or subsequent modifications or amendments of it, if any. Further, no provision of this Agreement, or subsequent modifications or amendments of it, will in any way be construed as varying or otherwise affecting the Insurer's obligations as expressly provided in the Policy, except insofar as this Agreement's provisions are made part of the Policy by the Collateral Assignment filed with Insurer in connection herewith.

13.2 ACKNOWLEDGEMENT REGARDING EXHIBIT A. The parties hereto expressly acknowledge and agree that the projections and results for the Owner and for GFC illustrated on Exhibit A represent mere estimates and may be adjusted because of Policy dividends or because the assumptions utilized by the Insurer to generate the values shown on Exhibit A have changed since the date this Agreement was executed.

13.3 MODIFICATION. No change or modification to this Agreement will be valid, unless in writing and signed by all the parties hereto, or their respective successors or permitted assigns.

13.4 GOVERNING LAW. This Agreement will be deemed to be made under and will be construed in accordance with the laws of the State of Kentucky.

13.5 INTERPRETATION. The parties intend that this Agreement be interpreted consistent with its being a welfare benefit plan for a select group of management and highly compensated employees.

13.6 ENTIRE AGREEMENT. This Agreement contains the entire understanding and agreement between the parties hereto with respect to the matters set forth herein and supersedes any prior understandings and agreements among them with respect to the same.

13.7 WAIVER. The failure of any party hereto to insist upon strict performance of a covenant or condition in this Agreement will not be a waiver of his right to demand strict compliance therewith in the future.

13.8 SEVERABILITY. The invalidity or unenforceability of a particular provision of this Agreement will not affect the other provisions hereof, and the Agreement will be construed in all respects as if such invalid or unenforceable provisions were omitted.

13.9 BENEFITS. All benefits payable pursuant to this Agreement will be payable only from the Policy and only to the extent provided in Policy.

13.10 PARTIES BOUND. This Agreement will be binding upon and inure to the benefit of the parties hereto, their heirs, legal representatives, successors and permitted assigns of the parties.

13.11 THIRD PARTY BENEFICIARIES. This Agreement does not create, and will not be construed as creating, any rights enforceable by any person not a party to this Agreement.

13.12 SECTION HEADINGS. The section headings contained herein are for the purposes of convenience only, and will not be deemed to constitute a part of this Agreement or to affect the meaning or interpretation of this Agreement in any way.

     In order to evidence their understanding of and agreement to all the terms and conditions of this Agreement, the parties have executed multiple copies of this instrument, each one of which, when signed by all the parties, will be considered an original.

Date: March 28, 1997.


GREAT FINANCIAL CORPORATION               IRREVOCABLE TRUST

                                          Owensboro National Bank, Trustee
By:  /S/ RICHARD M. KLAPHEKE              By: /S/ GERALD W. SAWDERS

Title: EVP/CFO                            Title: FIRST SENIOR VICE PRESIDENT



PNC BANK KENTUCKY, INC.,
TRUSTEE OF THE GFC RABBI TRUST


By:  /S/ ANN M. RILEY                     /S/ ARTHUR L. HARRELD
                                          Employee
Title: VICE PRESIDENT

                           GREAT FINANCIAL CORPORATION

                      SPLIT DOLLAR LIFE INSURANCE AGREEMENT

     THIS AGREEMENT is entered into by and among Great Financial Corporation, a Delaware corporation ("GFC"), PNC Bank of Kentucky, Inc., as Trustee of the Great Financial Corporation Rabbi Trust (the "GFC RABBI TRUST"), RICHARD M. KLAPHEKE (the "EMPLOYEE"), and WILLIAM J. LINTNER as Trustee of the RICHARD M. KLAPHEKE Irrevocable Trust.

                            1. PURPOSES OF AGREEMENT

1.1 GFC is a holding company of which Great Financial Bank, F.S.B., a Federal savings bank ("GFB"), is an affiliate. Employee is a valuable employee of GFB and is and will continue to be instrumental to the continued growth and profitability of both GFB and GFC. As such, both GFB and GFC have insurable interests in the Policy.

1.2 GFC wishes to retain and encourage Employee to remain in GFB's employ; therefore, GFC will provide additional employment related benefits to Employee. Employee would like to obtain additional life insurance death benefit protection to provide for Employee's family upon Employee's death. The parties have agreed to obtain and continue to provide life insurance death benefit protection for Employee.

1.3 GFC is willing to pay all of the premiums due on a life insurance policy insuring Employee's life subject to the terms and conditions set forth herein.

1.4 The Employee or a Trust established by the Employee for the benefit of Employee's family will own the life insurance policy acquired pursuant to this Agreement, and the owner will possess all incidents of ownership in and to the policy. The policy will be assigned to GFC as collateral to secure the repayment of GFC's interest in the policy.

1.5 The parties desire to have a full understanding of their mutual and respective obligations; accordingly, in consideration of their mutual agreements and covenants contained herein, the parties agree as follows:

                                 2. DEFINITIONS

As used in this Agreement:

2.1 "CAUSE" shall mean only the final, non-appealable conviction of or the Employee's plea of guilty or nolo contendre to a felony involving fraud, embezzlement, theft, or dishonesty or other criminal conduct against GFC or GFB.

2.2 "CHANGE IN CONTROL" shall mean the occurrence of any of the following:

         2.2(a) during any period of three consecutive years, individuals who at the beginning of such period constitute the Board of Directors of GFB cease for any reason to constitute a majority thereof unless the election or nomination for election of each new Director was approved by a vote of at least two-thirds of the Board members then still in office who were Board members at the beginning of the period or who were similarly nominated;

         2.2(b)  the  business  of  GFB  for  which   Employee's   services  are
principally performed is disposed of pursuant to a partial or complete liquidation of GFB, a sale of GFB's assets, or otherwise;

         2.2(c) GFB's or GFC's Board of Directors adopts a resolution to the effect that a Change in Control for purposes of this Agreement has occurred;

         2.2(d) an event that would be  required  to be  reported in response to item 1(a) of the current report on Form 8-K as in effect on the date of this Agreement, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 occurs;

         2.2(e) any "person" (as that term is used in Sections 13(d) or 14(d) of the Securities Exchange Act or 1934) is or becomes the "beneficial owner" (as that term is defined in Rule 13d-3 of the Securities Exchange Act of 1934), directly or indirectly, of GFB's securities representing 20 percent or more of GFB's outstanding securities except for any securities of GFB purchased by GFB's employee stock ownership plan and trust.

         2.2(f) GFB approves, adopts, or otherwise consummates a plan of reorganization, merger, consolidation, sale of all or substantially all of GFB's assets or a similar transaction in which GFB is not the surviving entity; or

         2.2(g) a change in control that shall have occurred as described in 12 C.F.R. Section 574.4(a) or its successor regulations.

2.3 "COLLATERAL ASSIGNMENT" shall mean the Owner's assignment of the Policy to GFC as collateral pursuant to the assignment instrument attached hereto as Exhibit B and incorporated herein by reference.

2.4 "CORPORATE INTEREST" means GFC's interest in the Policy ( as set forth in Exhibit A, attached hereto and incorporated herein by reference) which GFC is to receive in the event of a Policy Rollout. Under no circumstances will the Corporate Interest be less than the cumulative Policy premiums that GFC has advanced pursuant to this Agreement.

2.5 "DEATH PROCEEDS" shall mean the face amount of the death benefit provided in the Policy, plus any increase in the death benefit from dividends, cash, or accumulation value as those terms may be defined in the Policy.

2.6 "ECONOMIC VALUE" means the lower of the PS-58 rate or the Insurer's current published premium rate for annually renewable term insurance for standard risks, assuming a death benefit equal to Employee's Death Benefit.

2.7 "EMPLOYEE'S DEATH BENEFIT" shall mean that Employee's death benefit as set forth in Exhibit A.

2.8 "GFC DEATH  BENEFIT"  shall mean GFC's death benefit as set forth in Exhibit
A.

2.9 "INSURER" shall mean the insurance company identified in Exhibit A.

2.10 "OWNER" shall mean the Employee or a Trust established for the benefit of Employee's family, as the case may be.

2.11 "POLICY" shall mean the life insurance policy (identified in Exhibit A) on the Employee's life.

2.12 "POLICY ROLLOUT" shall mean the procedure by which GFC receives its Corporate Interest in the Policy and by which the Owner receives its interest in the Policy in the event this Agreement is terminated for reasons other than the Employee's death.

2.13 "ROLLOUT AGE" shall mean the end of the policy year in which Employee reaches insurance age sixty-five.

                                  3. THE POLICY

3.1 APPLICATION FOR INSURANCE. The Owner has obtained the Policy issued by the Insurer in an initial face amount of One Million One Hundred Ninety Two Thousand One Hundred Forty Five Dollars ($ 1,192,145.00). The parties hereto have taken all necessary action to cause Insurer to issue the Policy and will take any additional actions necessary to cause the Policy to comply with this Agreement's provisions.

3.2 ASSIGNMENT OF POLICY. The Owner has assigned the Policy to GFC pursuant to the Collateral Assignment, which secures the repayment to GFC of its Corporate Interest in the Policy arising pursuant to this Agreement. The Owner will file the Collateral Assignment with the Insurer.

                               4. POLICY OWNERSHIP

4.1 POLICY OWNERSHIP. The Owner will be the Policy's sole and absolute owner, including any supplemental riders and endorsements, and may exercise all ownership rights granted by the Policy's terms, except as otherwise expressly provided herein.

4.2 GFC'S RIGHTS AND DUTIES. GFC's rights and duties in the Policy will be limited to the following:

         4.2(a) The right to receive the GFC Death Benefit at the Employee's death;

         4.2(b) The right to receive its Corporate Interest after a Policy Rollout, as hereinafter provided;

         4.2(c) The right to physical possession of the Policy;

         4.2(d) The duty to release the Collateral Assignment after GFC receives its Corporate Interest; and

         4.4(e) The duty to make the Policy reasonably available to the Owner and Insurer at their request.

4.3 GFC will have no right to borrow against the Policy, except as expressly permitted herein.

4.4 OWNER'S RIGHTS. As Policy owner, the Owner will retain all other Policy rights that this Agreement has not expressly granted to GFC, including, but not limited to, the following:

         4.4(a) The right to succeed to full ownership of the Policy's cash values upon satisfaction of the Corporate Interest following a Policy Rollout;

         4.4(b) The right to designate and change the beneficiary(ies) of the Employee Death Benefit as hereinafter provided;

         4.4(c) The right to assign its rights in the Policy.

4.5 Notwithstanding anything in this Agreement to the contrary, the Owner will have no right to borrow against the Policy before Policy Rollout.

4.6 APPLICATION OF DIVIDENDS. Policy dividends may be used to pay premiums or to purchase paid-up additional insurance protection.

                               5. PREMIUM PAYMENTS

5.1 PREMIUM PAYMENTS. On or before each Policy premium's due date, or within the grace period granted therein, GFC or the GFC Rabbi Trust or both, as the case may be, will be obligated to pay to the Insurer the Policy premiums (including the cost associated with all supplemental riders and endorsements) according to the schedule of planned annual premiums set forth in the Policy. GFC's and the GFC Rabbi Trust's obligation to pay the aforesaid Policy premiums will continue in full force and effect, unless GFB terminates Employee's employment for "Cause."

5.2 CHANGE IN CONTROL. Upon a Change of Control, GFC shall immediately make an irrevocable contribution to the GFC Rabbi Trust in an amount that is sufficient to pay all of the then remaining Policy premiums.

5.3 NOTICE TO OWNER. Upon receipt of Owner's written request, GFC will promptly furnish the Owner evidence of its timely payment of Policy premiums.

5.4 CURRENT TAXATION OF PREMIUMS. Each taxable year, Employee will include in his or her gross income, for Federal and, if applicable, state income tax purposes, the Economic Value attributable to the life insurance protection this Agreement provides for Employee during such taxable year.

                                6. DEATH BENEFITS

6.1 EMPLOYEE'S DEATH BENEFIT. If Employee dies before Policy Rollout, Employee's designated beneficiary(ies) set forth in the Policy will be entitled to receive Employee's Death Benefit shown on Exhibit A or as adjusted because of Policy dividends or because the assumptions utilized by the Insurer to generate the values shown on Exhibit A have changed since the date this Agreement was executed.

6.2 GFC DEATH BENEFIT. If Employee dies before Policy Rollout, GFC will be entitled to receive the GFC Death Benefit as shown on Exhibit A or as adjusted because of Policy dividends or because the assumptions utilized by the Insurer to generate the values shown on Exhibit A have changed since the date this Agreement was executed.

                           7. TERMINATION OF AGREEMENT

7.1 TERMINATION OF AGREEMENT. This Agreement will terminate, without notice and without any further action by the parties hereto, upon GFB's termination of the Employee's employment for "Cause."

7.2 FORFEITURES. Notwithstanding anything in this Agreement to the contrary, Owner will forfeit all rights to the Policy if GFB terminates Employee's employment for "Cause," in which case Owner will be required to execute any document or documents required by Insurer to transfer the policy to GFC. Notwithstanding the foregoing, Employee will not be deemed to have been terminated for Cause unless and until there shall have been delivered to Employee a copy of a resolution duly adopted by GFB's Board of Directors at a meeting of GFB's Board called and held for that purpose, finding that in the good faith opinion of GFB's Board, GFB has cause for terminating Employee and specifying the particulars thereof in detail. Should Employee dispute whether he was terminated for Cause, then GFB, GFC, and the Employee will enter immediately into arbitration as provided hereinafter.

                                8. POLICY ROLLOUT

8.1 TIMES FOR POLICY ROLLOUT. Policy Rollout will occur when the Employee reaches Rollout Age.

8.2 POLICY ROLLOUT PROCEDURE. To accomplish the Policy Rollout, GFC and the Owner will apply to Insurer to split the Policy into two separate life insurance policies. One policy will provide a death benefit for GFC and will have a cash value equal to GFC's Corporate Interest in such amounts as set forth in Exhibit A or as adjusted because of Policy dividends or because the assumptions utilized by the Insurer to generate the values listed on Exhibit A have changed since the date this Agreement was executed (the "First Policy"). The other policy will have the remaining cash surrender value and death benefits of the original Policy, as set forth in Exhibit A or as adjusted if because of Policy dividends or because the assumptions utilized by the Insurer to generate the values listed on Exhibit A have changed since the date this Agreement was executed (the "Second Policy"). Ownership of the First Policy will be transferred to GFC, and upon receipt of First Policy, GFC will execute all document(s) required by Insurer to release the Collateral Assignment. The First Policy will be free and clear of any obligation to Owner, and GFC may, in its sole discretion, hold First Policy or surrender it for its cash value without notice to or permission from the Owner. Ownership of the Second Policy will be transferred to Owner and will be free and clear from any obligations to GFC.

                     9. ADMINISTRATION AND CLAIMS PROCEDURE

9.1 PLAN ADMINISTRATION. The Compensation Committee of GFB will serve as the administrator for this Agreement; provided, however, that a member of such Committee will take no action with respect to his or her own benefit.

9.2 AUTHORITY OF ADMINISTRATOR. The Compensation Committee will have all power and authority necessary to carry out the provisions of this Agreement. The Compensation Committee will have the full power to interpret and construe this Agreement and to delegate administrative duties to such persons as it sees fit. All costs involved in administration of this Agreement will be borne by GFB.

9.3 CLAIMS. Any person claiming a benefit or requesting an interpretation or ruling under this Agreement shall present the request in writing to the Compensation Committee.

9.4 DENIAL OF CLAIMS. The Compensation Committee shall make all determinations as to the right of any person to a benefit under this Agreement. If any claim is wholly or partially denied, the claimant shall be notified of such decision thirty (30) days after the Compensation Committee received the claim. The Compensation Committee will provide to every claimant who is denied a claim for benefits written notice setting forth:

         9.4(a) The specific reason(s) for the denial;

         9.4(b) Specific reference to pertinent provisions of this Agreement upon which the denial is based;

         9.4(c) A description of any additional information necessary for the claimant to perfect the claim, and an explanation of why such material or information is necessary; and

         9.4(d) An explanation of the claim review procedure under this Agreement.

9.5 REVIEW OF CLAIM. A claimant shall have sixty (60) days following his or her receipt of the claim denial to file with the Compensation Committee a written request for GFB's Board of Directors (excluding claimant should claimant then be serving as a member of the Board of Directors) to review the claim. All such requests will be written and will state the reason for the claimant's disagreement with the decision. A claimant's failure to request the Board of Directors review of the decision within the aforesaid sixty (60) day period will be deemed a waiver of the claimant's right to reconsideration of the Compensation Committee's decision. Such failure will not, however, preclude the claimant from establishing his entitlement at a later date based on additional information and evidence not available to claimant at the time of the Compensation Committee's decision. A decision by the Board of Directors will be made not later than 60 days after its receipt of a request for review. The claimant will be advised of the Board's decision in writing.

9.6 FINAL DECISION. Should the claimant dispute the Board of Director's decision about the claimant's entitlement to benefits provided by this Agreement, then claimant, GFC, and GFB will enter immediately into arbitration as provided hereinafter.

                                 10. ARBITRATION

10.1 ISSUES TO BE ARBITRATED. The parties agree to submit all disputed issues to final and binding arbitration; except for those issues requiring extraordinary relief that may only be obtained by the issuance of a restraining order, injunction or similar type of equitable relief. A "disputed issue" means any disagreement in regard to any of the terms and conditions of this Agreement, and any dispute between the parties concerning their relationships, issues involving an accounting, and the right to recision, as well as any issues not directly covered by this Agreement.

10.2 PROHIBITION OF COURT APPEAL. Any dispute, as defined above, and which is subject to arbitration will not be subject to appeal to any court except to permit a party to seek court enforcement of any arbitration award rendered hereunder.

10.3 SELECTION OF ARBITRATOR. If the parties agree to the appointment of a single arbitrator, then the single arbitrator will determine and decide any dispute arising hereunder. If the parties cannot agree to the selection of a single arbitrator, then each party will designate an attorney to serve as an arbitrator, and the selected attorneys will select an arbitrator, who is a certified public accountant, to be the third arbitrator. The arbitrator(s) will establish rules for the conduct of the arbitration consistent with the rules of the American Arbitration Association, and KRS 417.050 et. seq. The arbitrator(s) will be impartial and will have no prior or present relationship with any of the parties. The arbitration hearing and proceedings will take place in the State of Kentucky, and will be enforceable in the State of Kentucky. The arbitrator(s) will be empowered to hear, conclusively determine and resolve all claims and disputes between the parties. Arbitration fees and expenses will be shared equally by the parties to the arbitration, unless otherwise agreed by the arbitrator(s).

10.4 CONFIDENTIALITY. The parties agree that all matters to be arbitrated and the arbitration award will be maintained on a confidential basis. All issues and the results thereof will not be disclosed by the parties or their representatives, and the parties and their representatives will not report any of their proceedings to the public. These provisions will not prohibit any party from securing witnesses, experts, or other advisors as is necessary in order for the parties to present their case, etc.

                    11. AGREEMENT DRAFTED BY GFC'S ATTORNEYS

The parties each acknowledge that GFC's counsel, Lynch, Cox, Gilman & Mahan, P.S.C., prepared this Agreement at their joint request. The parties consent to such representation, and they acknowledge that they have been advised that possible conflicts may exist between them, that each has had an opportunity to seek the advice of independent counsel, and they have received no representations from counsel as to the economic fairness and the material consequences affecting the transactions contemplated by this Agreement. Further, the parties acknowledge that in the event of any dispute, counsel will represent the interests of GFC and not any party in opposition thereto.

                                   12. NOTICES

Any and all notices, requests, or communications required or permitted to be given pursuant to this Agreement will be written and signed by the appropriate party and will be deemed to have been given when delivered personally to the party to be notified or when deposited in the United States mail, postage prepaid, registered or certified mail, return receipt requested, addressed as follows:

         To Employee at: 1215 Carpenter Drive
                         Crestwood, KY. 40014


         If applicable, To Trustee at: 8 River Hill Road
                                       Louisville, KY. 40207

         To GFC: 329 West Main Street
                 Suite 1900
                 Louisville, KY. 40202


Any party may change the address to which such notices, etc. are to be directed to them, by giving notice to the other party hereto in the manner set forth above.

                          13. MISCELLANEOUS PROVISIONS

13.1 INSURER NOT A PARTY. Insurer will be fully discharged from its obligations under the Policy by payment of the Policy death benefit to the beneficiary(ies) named in the Policy, subject to the Policy's terms and conditions. Under no circumstances will Insurer be considered a party to this Agreement or subsequent modifications or amendments of it, if any. Further, no provision of this Agreement, or subsequent modifications or amendments of it, will in any way be construed as varying or otherwise affecting the Insurer's obligations as expressly provided in the Policy, except insofar as this Agreement's provisions are made part of the Policy by the Collateral Assignment filed with Insurer in connection herewith.

13.2 ACKNOWLEDGEMENT REGARDING EXHIBIT A. The parties hereto expressly acknowledge and agree that the projections and results for the Owner and for GFC illustrated on Exhibit A represent mere estimates and may be adjusted because of Policy dividends or because the assumptions utilized by the Insurer to generate the values shown on Exhibit A have changed since the date this Agreement was executed.

13.3 MODIFICATION. No change or modification to this Agreement will be valid, unless in writing and signed by all the parties hereto, or their respective successors or permitted assigns.

13.4 GOVERNING LAW. This Agreement will be deemed to be made under and will be construed in accordance with the laws of the State of Kentucky.

13.5 INTERPRETATION. The parties intend that this Agreement be interpreted consistent with its being a welfare benefit plan for a select group of management and highly compensated employees.

13.6 ENTIRE AGREEMENT. This Agreement contains the entire understanding and agreement between the parties hereto with respect to the matters set forth herein and supersedes any prior understandings and agreements among them with respect to the same.

13.7 WAIVER. The failure of any party hereto to insist upon strict performance of a covenant or condition in this Agreement will not be a waiver of his right to demand strict compliance therewith in the future.

13.8 SEVERABILITY. The invalidity or unenforceability of a particular provision of this Agreement will not affect the other provisions hereof, and the Agreement will be construed in all respects as if such invalid or unenforceable provisions were omitted.

13.9 BENEFITS. All benefits payable pursuant to this Agreement will be payable only from the Policy and only to the extent provided in Policy.

13.10 PARTIES BOUND. This Agreement will be binding upon and inure to the benefit of the parties hereto, their heirs, legal representatives, successors and permitted assigns of the parties.

13.11 THIRD PARTY BENEFICIARIES. This Agreement does not create, and will not be construed as creating, any rights enforceable by any person not a party to this Agreement.

13.12 SECTION HEADINGS. The section headings contained herein are for the purposes of convenience only, and will not be deemed to constitute a part of this Agreement or to affect the meaning or interpretation of this Agreement in any way.

     In order to evidence their understanding of and agreement to all the terms and conditions of this Agreement, the parties have executed multiple copies of this instrument, each one of which, when signed by all the parties, will be considered an original.

Date: March 28, 1997.


GREAT FINANCIAL CORPORATION            IRREVOCABLE TRUST


By:  /S/ PAUL BAKER                    By: /S/ WILLIAM J. LINTNER, JR.

Title: PRESIDENT                       Title: TRUSTEE



PNC BANK KENTUCKY, INC.,
TRUSTEE OF THE GFC RABBI TRUST


By:  /S/ ANN M. RILEY                  /S/ RICHARD M. KLAPHEKE
                                       Employee
Title: VICE PRESIDENT

                           GREAT FINANCIAL CORPORATION

                      SPLIT DOLLAR LIFE INSURANCE AGREEMENT

     This Agreement is entered into by and among Great Financial Corporation, a Delaware corporation ("GFC"), PNC Bank of Kentucky, Inc., as Trustee of the Great Financial Corporation Rabbi Trust (the "GFC RABBI TRUST"), JAMES F. STATLER (the "EMPLOYEE"), and RICHARD M. KLAPHEKE as Trustee of the JAMES F. STATLER Irrevocable Trust.

                            1. PURPOSES OF AGREEMENT

1.1 GFC is a holding company of which Great Financial Bank, F.S.B., a Federal savings bank ("GFB"), is an affiliate. Employee is a valuable employee of GFB and is and will continue to be instrumental to the continued growth and profitability of both GFB and GFC. As such, both GFB and GFC have insurable interests in the Policy.

1.2 GFC wishes to retain and encourage Employee to remain in GFB's employ; therefore, GFC will provide additional employment related benefits to Employee. Employee would like to obtain additional life insurance death benefit protection to provide for Employee's family upon Employee's death. The parties have agreed to obtain and continue to provide life insurance death benefit protection for Employee.

1.3 GFC is willing to pay all of the premiums due on a life insurance policy insuring Employee's life subject to the terms and conditions set forth herein.

1.4 The Employee or a Trust established by the Employee for the benefit of Employee's family will own the life insurance policy acquired pursuant to this Agreement, and the owner will possess all incidents of ownership in and to the policy. The policy will be assigned to GFC as collateral to secure the repayment of GFC's interest in the policy.

1.5 The parties desire to have a full understanding of their mutual and respective obligations; accordingly, in consideration of their mutual agreements and covenants contained herein, the parties agree as follows:

                                 2. DEFINITIONS

As used in this Agreement:

2.1 "CAUSE" shall mean only the final, non-appealable conviction of or the Employee's plea of guilty or nolo contendre to a felony involving fraud, embezzlement, theft, or dishonesty or other criminal conduct against GFC or GFB.

2.2 "CHANGE IN CONTROL" shall mean the occurrence of any of the following:

         2.2(a) during any period of three consecutive years, individuals who at the beginning of such period constitute the Board of Directors of GFB cease for any reason to constitute a majority thereof unless the election or nomination for election of each new Director was approved by a vote of at least two-thirds of the Board members then still in office who were Board members at the beginning of the period or who were similarly nominated;

         2.2(b)  the  business  of  GFB  for  which   Employee's   services  are
principally performed is disposed of pursuant to a partial or complete liquidation of GFB, a sale of GFB's assets, or otherwise;

         2.2(c) GFB's or GFC's Board of Directors adopts a resolution to the effect that a Change in Control for purposes of this Agreement has occurred;

         2.2(d) an event that would be  required  to be  reported in response to item 1(a) of the current report on Form 8-K as in effect on the date of this Agreement, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 occurs;

         2.2(e) any "person" (as that term is used in Sections 13(d) or 14(d) of the Securities Exchange Act or 1934) is or becomes the "beneficial owner" (as that term is defined in Rule 13d-3 of the Securities Exchange Act of 1934), directly or indirectly, of GFB's securities representing 20 percent or more of GFB's outstanding securities except for any securities of GFB purchased by GFB's employee stock ownership plan and trust.

         2.2(f) GFB approves, adopts, or otherwise consummates a plan of reorganization, merger, consolidation, sale of all or substantially all of GFB's assets or a similar transaction in which GFB is not the surviving entity; or

         2.2(g) a change in control that shall have occurred as described in 12 C.F.R. Section 574.4(a) or its successor regulations.

2.3 "COLLATERAL ASSIGNMENT" shall mean the Owner's assignment of the Policy to GFC as collateral pursuant to the assignment instrument attached hereto as Exhibit B and incorporated herein by reference.

2.4 "CORPORATE INTEREST" means GFC's interest in the Policy ( as set forth in Exhibit A, attached hereto and incorporated herein by reference) which GFC is to receive in the event of a Policy Rollout. Under no circumstances will the Corporate Interest be less than the cumulative Policy premiums that GFC has advanced pursuant to this Agreement.

2.5 "DEATH PROCEEDS" shall mean the face amount of the death benefit provided in the Policy, plus any increase in the death benefit from dividends, cash, or accumulation value as those terms may be defined in the Policy.

2.6 "ECONOMIC VALUE" means the lower of the PS-58 rate or the Insurer's current published premium rate for annually renewable term insurance for standard risks, assuming a death benefit equal to Employee's Death Benefit.

2.7 "EMPLOYEE'S DEATH BENEFIT" shall mean that Employee's death benefit as set forth in Exhibit A.

2.8 "GFC DEATH  BENEFIT"  shall mean GFC's death benefit as set forth in Exhibit
A.

2.9 "Insurer" shall mean the insurance company identified in Exhibit A.

2.10 "OWNER" shall mean the Employee or a Trust established for the benefit of Employee's family, as the case may be.

2.11 "POLICY" shall mean the life insurance policy (identified in Exhibit A) on the Employee's life.

2.12 "POLICY ROLLOUT" shall mean the procedure by which GFC receives its Corporate Interest in the Policy and by which the Owner receives its interest in the Policy in the event this Agreement is terminated for reasons other than the Employee's death.

2.13 "ROLLOUT AGE" shall mean the end of the policy year in which Employee reaches insurance age sixty-five.

                                  3. THE POLICY

3.1 APPLICATION FOR INSURANCE. The Owner has obtained the Policy issued by the Insurer in an initial face amount of One Million One Hundred Eighty Nine Thousand Eight Hundred Ninety Nine Dollars ($ 1,189,899.00). The parties hereto have taken all necessary action to cause Insurer to issue the Policy and will take any additional actions necessary to cause the Policy to comply with this Agreement's provisions.

3.2 ASSIGNMENT OF POLICY. The Owner has assigned the Policy to GFC pursuant to the Collateral Assignment, which secures the repayment to GFC of its Corporate Interest in the Policy arising pursuant to this Agreement. The Owner will file the Collateral Assignment with the Insurer.

                               4. POLICY OWNERSHIP

4.1 POLICY OWNERSHIP. The Owner will be the Policy's sole and absolute owner, including any supplemental riders and endorsements, and may exercise all ownership rights granted by the Policy's terms, except as otherwise expressly provided herein.

4.2 GFC'S RIGHTS AND DUTIES. GFC's rights and duties in the Policy will be limited to the following:

         4.2(a) The right to receive the GFC Death Benefit at the Employee's death;

         4.2(b) The right to receive its Corporate Interest after a Policy Rollout, as hereinafter provided;

         4.2(c) The right to physical possession of the Policy;

         4.2(d) The duty to release the Collateral Assignment after GFC receives its Corporate Interest; and

         4.4(e) The duty to make the Policy reasonably available to the Owner and Insurer at their request.

4.3 GFC will have no right to borrow against the Policy, except as expressly permitted herein.

4.4 OWNER'S RIGHTS. As Policy owner, the Owner will retain all other Policy rights that this Agreement has not expressly granted to GFC, including, but not limited to, the following:

         4.4(a) The right to succeed to full ownership of the Policy's cash values upon satisfaction of the Corporate Interest following a Policy Rollout;

         4.4(b) The right to designate and change the beneficiary(ies) of the Employee Death Benefit as hereinafter provided;

         4.4(c) The right to assign its rights in the Policy.

4.5 Notwithstanding anything in this Agreement to the contrary, the Owner will have no right to borrow against the Policy before Policy Rollout.

4.6 APPLICATION OF DIVIDENDS. Policy dividends may be used to pay premiums or to purchase paid-up additional insurance protection.

                               5. PREMIUM PAYMENTS

5.1 PREMIUM PAYMENTS. On or before each Policy premium's due date, or within the grace period granted therein, GFC or the GFC Rabbi Trust or both, as the case may be, will be obligated to pay to the Insurer the Policy premiums (including the cost associated with all supplemental riders and endorsements) according to the schedule of planned annual premiums set forth in the Policy. GFC's and the GFC Rabbi Trust's obligation to pay the aforesaid Policy premiums will continue in full force and effect, unless GFB terminates Employee's employment for "Cause."

5.2 CHANGE IN CONTROL. Upon a Change of Control, GFC shall immediately make an irrevocable contribution to the GFC Rabbi Trust in an amount that is sufficient to pay all of the then remaining Policy premiums.

5.3 NOTICE TO OWNER. Upon receipt of Owner's written request, GFC will promptly furnish the Owner evidence of its timely payment of Policy premiums.

5.4 CURRENT TAXATION OF PREMIUMS. Each taxable year, Employee will include in his or her gross income, for Federal and, if applicable, state income tax purposes, the Economic Value attributable to the life insurance protection this Agreement provides for Employee during such taxable year.

                                6. DEATH BENEFITS

6.1 EMPLOYEE'S DEATH BENEFIT. If Employee dies before Policy Rollout, Employee's designated beneficiary(ies) set forth in the Policy will be entitled to receive Employee's Death Benefit shown on Exhibit A or as adjusted because of Policy dividends or because the assumptions utilized by the Insurer to generate the values shown on Exhibit A have changed since the date this Agreement was executed.

6.2 GFC DEATH BENEFIT. If Employee dies before Policy Rollout, GFC will be entitled to receive the GFC Death Benefit as shown on Exhibit A or as adjusted because of Policy dividends or because the assumptions utilized by the Insurer to generate the values shown on Exhibit A have changed since the date this Agreement was executed.

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                           7. TERMINATION OF AGREEMENT

7.1 TERMINATION OF AGREEMENT. This Agreement will terminate, without notice and without any further action by the parties hereto, upon GFB's termination of the Employee's employment for "Cause."

7.2 FORFEITURES. Notwithstanding anything in this Agreement to the contrary, Owner will forfeit all rights to the Policy if GFB terminates Employee's employment for "Cause," in which case Owner will be required to execute any document or documents required by Insurer to transfer the policy to GFC. Notwithstanding the foregoing, Employee will not be deemed to have been terminated for Cause unless and until there shall have been delivered to Employee a copy of a resolution duly adopted by GFB's Board of Directors at a meeting of GFB's Board called and held for that purpose, finding that in the good faith opinion of GFB's Board, GFB has cause for terminating Employee and specifying the particulars thereof in detail. Should Employee dispute whether he was terminated for Cause, then GFB, GFC, and the Employee will enter immediately into arbitration as provided hereinafter.

                                8. POLICY ROLLOUT

8.1 TIMES FOR POLICY ROLLOUT. Policy Rollout will occur when the Employee reaches Rollout Age.

8.2 POLICY ROLLOUT PROCEDURE. To accomplish the Policy Rollout, GFC and the Owner will apply to Insurer to split the Policy into two separate life insurance policies. One policy will provide a death benefit for GFC and will have a cash value equal to GFC's Corporate Interest in such amounts as set forth in Exhibit A or as adjusted because of Policy dividends or because the assumptions utilized by the Insurer to generate the values listed on Exhibit A have changed since the date this Agreement was executed (the "First Policy"). The other policy will have the remaining cash surrender value and death benefits of the original Policy, as set forth in Exhibit A or as adjusted if because of Policy dividends or because the assumptions utilized by the Insurer to generate the values listed on Exhibit A have changed since the date this Agreement was executed (the "Second Policy"). Ownership of the First Policy will be transferred to GFC, and upon receipt of First Policy, GFC will execute all document(s) required by Insurer to release the Collateral Assignment. The First Policy will be free and clear of any obligation to Owner, and GFC may, in its sole discretion, hold First Policy or surrender it for its cash value without notice to or permission from the Owner. Ownership of the Second Policy will be transferred to Owner and will be free and clear from any obligations to GFC.

                     9. ADMINISTRATION AND CLAIMS PROCEDURE

9.1 PLAN ADMINISTRATION. The Compensation Committee of GFB will serve as the administrator for this Agreement; provided, however, that a member of such Committee will take no action with respect to his or her own benefit.

9.2 AUTHORITY OF ADMINISTRATOR. The Compensation Committee will have all power and authority necessary to carry out the provisions of this Agreement. The Compensation Committee will have the full power to interpret and construe this Agreement and to delegate administrative duties to such persons as it sees fit. All costs involved in administration of this Agreement will be borne by GFB.

9.3 CLAIMS. Any person claiming a benefit or requesting an interpretation or ruling under this Agreement shall present the request in writing to the Compensation Committee.

9.4 DENIAL OF CLAIMS. The Compensation Committee shall make all determinations as to the right of any person to a benefit under this Agreement. If any claim is wholly or partially denied, the claimant shall be notified of such decision thirty (30) days after the Compensation Committee received the claim. The Compensation Committee will provide to every claimant who is denied a claim for benefits written notice setting forth:

         9.4(a) The specific reason(s) for the denial;

         9.4(b) Specific reference to pertinent provisions of this Agreement upon which the denial is based;

         9.4(c) A description of any additional information necessary for the claimant to perfect the claim, and an explanation of why such material or information is necessary; and

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

         9.4(d) An explanation of the claim review procedure under this Agreement.

9.5 REVIEW OF CLAIM. A claimant shall have sixty (60) days following his or her receipt of the claim denial to file with the Compensation Committee a written request for GFB's Board of Directors (excluding claimant should claimant then be serving as a member of the Board of Directors) to review the claim. All such requests will be written and will state the reason for the claimant's disagreement with the decision. A claimant's failure to request the Board of Directors review of the decision within the aforesaid sixty (60) day period will be deemed a waiver of the claimant's right to reconsideration of the Compensation Committee's decision. Such failure will not, however, preclude the claimant from establishing his entitlement at a later date based on additional information and evidence not available to claimant at the time of the Compensation Committee's decision. A decision by the Board of Directors will be made not later than 60 days after its receipt of a request for review. The claimant will be advised of the Board's decision in writing.

9.6 FINAL DECISION. Should the claimant dispute the Board of Director's decision about the claimant's entitlement to benefits provided by this Agreement, then claimant, GFC, and GFB will enter immediately into arbitration as provided hereinafter.

                                 10. ARBITRATION

10.1 ISSUES TO BE ARBITRATED. The parties agree to submit all disputed issues to final and binding arbitration; except for those issues requiring extraordinary relief that may only be obtained by the issuance of a restraining order, injunction or similar type of equitable relief. A "disputed issue" means any disagreement in regard to any of the terms and conditions of this Agreement, and any dispute between the parties concerning their relationships, issues involving an accounting, and the right to recision, as well as any issues not directly covered by this Agreement.

10.2 PROHIBITION OF COURT APPEAL. Any dispute, as defined above, and which is subject to arbitration will not be subject to appeal to any court except to permit a party to seek court enforcement of any arbitration award rendered hereunder.

10.3 SELECTION OF ARBITRATOR. If the parties agree to the appointment of a single arbitrator, then the single arbitrator will determine and decide any dispute arising hereunder. If the parties cannot agree to the selection of a single arbitrator, then each party will designate an attorney to serve as an arbitrator, and the selected attorneys will select an arbitrator, who is a certified public accountant, to be the third arbitrator. The arbitrator(s) will establish rules for the conduct of the arbitration consistent with the rules of the American Arbitration Association, and KRS 417.050 et. seq. The arbitrator(s) will be impartial and will have no prior or present relationship with any of the parties. The arbitration hearing and proceedings will take place in the State of Kentucky, and will be enforceable in the State of Kentucky. The arbitrator(s) will be empowered to hear, conclusively determine and resolve all claims and disputes between the parties. Arbitration fees and expenses will be shared equally by the parties to the arbitration, unless otherwise agreed by the arbitrator(s).

10.4 CONFIDENTIALITY. The parties agree that all matters to be arbitrated and the arbitration award will be maintained on a confidential basis. All issues and the results thereof will not be disclosed by the parties or their representatives, and the parties and their representatives will not report any of their proceedings to the public. These provisions will not prohibit any party from securing witnesses, experts, or other advisors as is necessary in order for the parties to present their case, etc.

                    11. AGREEMENT DRAFTED BY GFC'S ATTORNEYS

The parties each acknowledge that GFC's counsel, Lynch, Cox, Gilman & Mahan, P.S.C., prepared this Agreement at their joint request. The parties consent to such representation, and they acknowledge that they have been advised that possible conflicts may exist between them, that each has had an opportunity to seek the advice of independent counsel, and they have received no representations from counsel as to the economic fairness and the material consequences affecting the transactions contemplated by this Agreement. Further, the parties acknowledge that in the event of any dispute, counsel will represent the interests of GFC and not any party in opposition thereto.

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

                                   12. NOTICES

Any and all notices, requests, or communications required or permitted to be given pursuant to this Agreement will be written and signed by the appropriate party and will be deemed to have been given when delivered personally to the party to be notified or when deposited in the United States mail, postage prepaid, registered or certified mail, return receipt requested, addressed as follows:

         To Employee at: 17206 Ash Hill Drive
                         Louisville, KY. 40245


         If applicable, To Trustee at: 329 West Main Street
                                       Suite 1900
                                       Louisville, KY. 40202

         To GFC: 329 West Main Street
                 Suite 1900
                 Louisville, KY. 40202


Any party may change the address to which such notices, etc. are to be directed to them, by giving notice to the other party hereto in the manner set forth above.

                          13. MISCELLANEOUS PROVISIONS

13.1 INSURER NOT A PARTY. Insurer will be fully discharged from its obligations under the Policy by payment of the Policy death benefit to the beneficiary(ies) named in the Policy, subject to the Policy's terms and conditions. Under no circumstances will Insurer be considered a party to this Agreement or subsequent modifications or amendments of it, if any. Further, no provision of this Agreement, or subsequent modifications or amendments of it, will in any way be construed as varying or otherwise affecting the Insurer's obligations as expressly provided in the Policy, except insofar as this Agreement's provisions are made part of the Policy by the Collateral Assignment filed with Insurer in connection herewith.

13.2 ACKNOWLEDGEMENT REGARDING EXHIBIT A. The parties hereto expressly acknowledge and agree that the projections and results for the Owner and for GFC illustrated on Exhibit A represent mere estimates and may be adjusted because of Policy dividends or because the assumptions utilized by the Insurer to generate the values shown on Exhibit A have changed since the date this Agreement was executed.

13.3 MODIFICATION. No change or modification to this Agreement will be valid, unless in writing and signed by all the parties hereto, or their respective successors or permitted assigns.

13.4 GOVERNING LAW. This Agreement will be deemed to be made under and will be construed in accordance with the laws of the State of Kentucky.

13.5 INTERPRETATION. The parties intend that this Agreement be interpreted consistent with its being a welfare benefit plan for a select group of management and highly compensated employees.

13.6 ENTIRE AGREEMENT. This Agreement contains the entire understanding and agreement between the parties hereto with respect to the matters set forth herein and supersedes any prior understandings and agreements among them with respect to the same.

13.7 WAIVER. The failure of any party hereto to insist upon strict performance of a covenant or condition in this Agreement will not be a waiver of his right to demand strict compliance therewith in the future.

13.8 SEVERABILITY. The invalidity or unenforceability of a particular provision of this Agreement will not affect the other provisions hereof, and the Agreement will be construed in all respects as if such invalid or unenforceable provisions were omitted.

13.9 BENEFITS. All benefits payable pursuant to this Agreement will be payable only from the Policy and only to the extent provided in Policy.

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

13.10 PARTIES BOUND. This Agreement will be binding upon and inure to the benefit of the parties hereto, their heirs, legal representatives, successors and permitted assigns of the parties.

13.11 THIRD PARTY BENEFICIARIES. This Agreement does not create, and will not be construed as creating, any rights enforceable by any person not a party to this Agreement.

13.12 SECTION HEADINGS. The section headings contained herein are for the purposes of convenience only, and will not be deemed to constitute a part of this Agreement or to affect the meaning or interpretation of this Agreement in any way.

     In order to evidence their understanding of and agreement to all the terms and conditions of this Agreement, the parties have executed multiple copies of this instrument, each one of which, when signed by all the parties, will be considered an original.

Date: March 28, 1997.


GREAT FINANCIAL CORPORATION              IRREVOCABLE TRUST


By:  /S/ PAUL BAKER                      By: /S/ RICHARD M. KLAPHEKE

Title: PRESIDENT                         Title: TRUSTEE



PNC BANK KENTUCKY, INC.,
TRUSTEE OF THE GFC RABBI TRUST


By:  /S/ ANN M. RILEY                    /S/ JAMES F. STATLER
                                         Employee
Title: VICE PRESIDENT


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